Debt	9 Months Ended
Sep. 30, 2012
Debt [Abstract]
Debt
(10)	Debt

Total debt outstanding consists of the following (in thousands):

	December 31, 2011	September 30, 2012
Working Capital Note	$5,000	$3,660
Equipment and Supplemental Working Capital Notes	126	—
Unamortized debt discount	(139)	(87)
	4,987	3,573
Less current portion	(2,205)	(900)
Total long-term debt	$2,782	$2,673

Demand Notes	—	$1,000
Embedded derivative liability	—	310
Unamortized debt discount related to Demand Notes	—	(31)
Total Demand Notes	$—	$1,279

Total debt outstanding	$4,987	$4,852

The Company recorded interest expense of $0.2 million and $0.5 million for the three months ended September 30, 2011 and 2012, respectively. The Company recorded interest expense of $0.7 million and $0.8 million for the nine months ended September 30, 2011 and 2012, respectively.

On September 7, 2012, the Company issued Demand Notes in the aggregate amount of $1.0 million. The terms of the Demand Notes provided the holders with the right to exchange the outstanding principal balance of the Demand Notes, including accrued interest, into certain debt securities and warrants issued in the future (Exchange Right). In October 2012, the Company issued convertible debt and the holders of the Demand Notes exercised their Exchange Right. See Note 15 for further discussion of subsequent events. The Demand Notes bore interest at a rate of 10% per year and were secured by a lien on substantially all of the Company's assets, other than its intellectual property assets.

The Company accounts for the conversion and redemption features embedded in the Demand Note in accordance with FASB Accounting Standard Codification (ASC) 815, Derivatives and Hedging (ASC 815). Under this accounting guidance, the Company is required to bifurcate the embedded derivative from the host instrument and account for it as a free-standing derivative financial instrument while recording a debt discount at issuance. This discount is accreted as additional interest expense. The fair value of the Exchange Right attached to the Demand Notes (see Note 10) as of the date of issuance (on September 7, 2012) was determined using a risk-neutral methodology within a Monte Carlo analysis. See Note 12 for methology and assumptions used to value the notes and warrants issued in 2012 (see Note 15), the warrants issued in 2011 and all related features including those embedded in the Demand Notes. Changes in these assumptions can materially affect the fair value estimate. The Company classified the fair value of the Exchange Right as a liability and re-measured the fair value as of September 30, 2012, the reporting date prior to exchange of the Demand Note into the Senior Secured Convertible Notes (the Notes). The following table summarizes the calculated aggregate fair values as of the dates indicated along with assumptions utilized in each calculation.

	September 7, 2012	September 30, 2012

Calculated aggregate value	$310	$310
Volatility	115.0%	115.0%
Probability of Fundamental Transaction or Delisting	100.0%	100.0%
Risk-free interest rate	0.2%	0.2%
Dividend yield	None	None